Earnings Per Share (Policies)	3 Months Ended
Aug. 31, 2010
Policies
Earnings Per Share

EARNINGS PER SHARE

Basic earnings (loss) per share amount are computed by dividing the net income (loss) by the weighted average number of common shares outstanding.  Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.